                               [LOGO] THE
                                      FRANKLIN
                                      LIFE INSURANCE COMPANY
                         -----------------------------------
                           *AN AMERICAN GENERAL COMPANY
                           #1 FRANKLIN SQUARE, SPRINGFIELD,
                           ILLINOIS 62713-0001
Dear Contract Owner:

We are pleased to provide this 1998 annual report which shows the status of and balances in your Franklin Life Variable Annuity Fund B contract.

                                               Investment Position
                                               -------------------

                                             December 31, 1998            June 30, 1998            December 31, 1997
                                             -----------------            -------------            -----------------
     Variable Portion:
     -----------------
     Accumulation Unit Value                     $147.18                     $125.10                    $110.59
                                                 -------                     -------                    -------
                                                 -------                     -------                    -------
     Percentage Change From:
            December 31, 1997                     +33.09%
                                                  -------
                                                  -------
            June 30, 1998                         +17.65%
                                                  -------
                                                  -------

The accumulation unit value is based on the market price of the investments held by the Fund. A listing of the investments held at December 31, 1998 appears on page 3.

     FIXED PORTION:
     Additional units in the fixed rate portion of your annuity arising from contributions credited during the contract year ending in 1998 were based on a 6.25% interest rate, less a contract expense charge. If your contract anniversary is in the first half of 1999, the interest rate for the fixed portion of your annuity applicable to contributions made during the contract year ending in 1999 is anticipated to be 5.00%, less a contract expense charge. Amounts selected for investment in the fixed rather than the variable portion of your annuity do not participate in the investment experience of the Fund. Contract units resulting from interest added or contributions made prior to the contract year ending in 1998 continue to be credited with additional interest based on investment yields which reflect the years during which such units were purchased. Crediting rates are not guaranteed for future years.

The United States economy continued its strong growth in 1998, as measured by the Gross Domestic Product (GDP), increasing at an annual rate of 3.9%. GDP is expected to slow in 1999, with growth being 2.0% to 2.5%. Employment finished strong in 1998, with the December unemployment rate at 4.3% and the average unemployment rate for all of 1998 at 4.5%. New jobs continued to be created during the year, especially in the service sector. The Federal Reserve Board lowered the Federal Funds rate by a total of 75 basis points, over three months in late 1998, to the current level of 4.75%. The stock market had another excellent year, the fourth year in a row. The Standard & Poor's 500 Index was up 26.69% in 1998. The stock market had a correction in the third quarter, but with the short term interest rate reduction in the fourth quarter, the stock market rebounded in the fourth quarter to close at or near record levels. Stocks of U.S. corporations continue to carry very high price/earnings ratios and corporate earnings could slow if the economy slows as indicated above.

Inflation, as measured by the Gross Domestic Product deflator, was a very acceptable 1.7% in 1997, declining to 1.0% by the third quarter of 1998. The Consumer Price Index increased by 1.7% in 1997 and a slightly lower +1.6% for 1998. The Producers Price Index declined 0.2% in November, but increased 0.4% in December in light of higher tobacco prices. A decline was recorded in six of the twelve months of 1998, producing a decline in wholesale prices of 0.1% in 1998, against a decline in 1997 of 1.2%. The Producers Price Index indicates that inflation should remain under control for several more months. For stocks to continue to move higher, corporate earnings will need to improve, interest rates decline and investors willing to accept higher price/earnings ratios for stocks. 1999 will be a very challenging year for investors in the stock market.

In today's fast-paced world, products, markets, client's needs, and individual risk tolerance all change. In this environment, you may want to take some extra time and review how well this product continues to meet your retirement investment objectives. A Franklin Life representative would be happy to review your financial situation with you and suggest the most appropriate mix of products to provide financial security consistent with your risk tolerance.

                                       Cordially yours,

                                    /s/ William A. Simpson

                                       William A. Simpson
                                       Chairman and Chief Executive Officer

                      FRANKLIN LIFE VARIABLE ANNUITY FUND B
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 1998

        Assets
            Investments-at fair value (cost-$758,981):
               Common stocks                                                                 $1,860,948
               Short-term notes                                                                 163,942
                                                                                             ------------
                                                                                              2,024,890
            Cash on deposit                                                                      12,344
            Dividends and interest receivable                                                     2,448
                                                                                             ------------
                                           Total Assets                                       2,039,682

        Liability - due to The Franklin Life Insurance Company                                    2,976
                                                                                             ------------

        Contract owners' equity
            Value of 13,838.5872 accumulation units outstanding,
                equivalent to $147.17583596 per unit                                         $2,036,706
                                                                                             ------------
                                                                                             ------------
                             STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1998
        Investment income:
             Dividends                                                     $  19,401
             Interest                                                          7,653
                                                                           -------------
                                            Total income                                    $   27,054

        Expenses:
             Investment management services                                $   8,211
             Mortality and expense charges                                    18,782
                                                                           -------------
                                           Total expenses                                       26,993
                                                                                            -------------
                                           Net investment income                                    61
        Realized and unrealized gain on investments:
             Net realized gain from investment transactions
                (excluding short-term investments):
                          Proceeds from sales                              $ 255,360
                          Cost of investments sold (identified cost          110,783
                          method)
                                                                           -------------
                                            Net realized gain                                  144,577
             Net unrealized appreciation of investments:
                 Beginning of year                                         $ 868,864
                 End of year                                               1,265,909
                                                                           -------------
                                     Net unrealized appreciation                               397,045
                                                                                            -------------
                                     Net gain on investments                                   541,622
                                                                                            -------------
                                     Net increase in contract owners'
                                         equity resulting from operations                   $  541,683
                                                                                            -------------
                                                                                            -------------

                                 STATEMENTS OF CHANGES IN CONTRACT OWNERS' EQUITY
                                                                           YEAR ENDED DECEMBER 31
                                                                           1998                1997
                                                                     ------------------------------------
       Net investment income                                           $      61         $     10,202
       Net realized gain from investment transactions                    144,577               84,638
       Net unrealized appreciation of investments                        397,045              331,548
                                                                     ------------------------------------
               Net increase in contract owners' equity resulting
               from operations                                           541,683              426,388
       Net contract purchase payments                                     14,091               15,336
       Payment for contract guarantees                                         -              (10,114)
       Withdrawals of funds on terminated contracts                     (323,234)            (246,502)
       Transfers from (to) fixed account                                  (1,012)                   -
                                                                     ------------------------------------
            Net increase in contract owners' equity                      231,528              185,108
            Contract owners' equity at beginning of year               1,805,178            1,620,070
                                                                     ------------------------------------
            Contract owners' equity at end of year                    $2,036,706           $1,805,178
                                                                     ------------------------------------
                                                                     ------------------------------------


                        SEE NOTES TO FINANCIAL STATEMENTS

                      FRANKLIN LIFE VARIABLE ANNUITY FUND B
                            PORTFOLIO OF INVESTMENTS
                                DECEMBER 31, 1998

  NUMBER
    OF                                                    FAIR
  SHARES                                                  VALUE
------------                                            ----------
             COMMON STOCKS (91.37%)

             AEROSPACE/AVIATION (1.83%)
        700      Raytheon Company                       $  37,275

             BANKING (5.77%)
      2,450      SLM Holding Corporation                  117,600
             BEVERAGES (1.21%)
        600      PepsiCo, Incorporated                     24,562
             BUSINESS SERVICES (1.51%)
        900      Equifax Inc.                              30,769
             CHEMICALS (1.79%)
        400      Dow Chemical                              36,375
             COMPUTER SERVICES (4.46%)
      1,300      Ceridian Corporation*                     90,756
             COSMETICS & HOUSEHOLD PRODUCTS (3.32%)
      1,400      Gillette Company                          67,637

             DRUG & HEALTH CARE (29.52%)
      1,600      Eli Lilly and Company                    142,200
        675      Merck & Company, Inc.                     99,689
        600      Pfizer, Incorporated                      75,263
      2,600      Schering-Plough Corporation              143,650
      2,400      Walgreen Company                         140,550
                                                        ----------
                                                          601,352
             ELECTRONICS & INSTRUMENTATIONS (3.02%)
        900      Hewlett-Packard Company                   61,481
             FOOD - RETAIL (4.85%)
      1,550      Albertson's, Inc.                         98,716
             FOOD - WHOLESALE  (1.89%)
      1,400      Sysco Corporation                         38,413
             OFFICE EQUIPMENT & SERVICES (14.65%)
      1,500      Compaq Computers Corporation*             62,906
        700      International Business Machines          129,325
                   Corporation
        900      Xerox Corporation                        106,200
                                                        ----------
                                                          298,431
    NUMBER
      OF                                                   FAIR
    SHARES                                                 VALUE
---------------                                         ----------
             OILS & OIL RELATED PRODUCTS (1.68%)
        600      Enron Corporation                        $34,238


             PACKAGING - CONTAINERS (1.77%)
        800      Avery-Dennison Corporation                36,050

             PHOTOGRAPHY (.88%)
        250      Eastman Kodak Company                     18,000

             RESTAURANTS/LODGING (1.50%)
        400      McDonald's Corporation                    30,650

             TECHNOLOGY (6.82%)
        611      AMP, Incorporated                         31,810
        675      Diebold, Incorporated                     24,089
        700      Intel Corporation                         82,994
                                                        ----------
                                                          138,893


             UTILITIES - TELEPHONE (4.90%)
      2,000      BellSouth Corporation                     99,750
                                                        ----------

                                TOTAL COMMON STOCKS
                                    (COST-$595,039)     1,860,948

PRINCIPAL
 AMOUNT         SHORT-TERM NOTES (8.05%)
---------
$165,000        United States Treasury Bill
                    4.12%, due 1/7/99
                    (cost-$163,942)                       163,942
                                                       ------------


                         TOTAL INVESTMENTS (99.42%)
                                    (COST-$758,981)     2,024,890

                         CASH AND RECEIVABLES, LESS
                                   LIABILITY (.58%)        11,816
                                                       ------------

                             TOTAL CONTRACT OWNERS'
                                    EQUITY (100.0%)    $2,036,706
                                                       ------------
                                                       ------------

*Non-income producing investment in 1998.









                        SEE NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------
THIS REPORT HAS BEEN PREPARED FOR THE INFORMATION OF FRANKLIN LIFE VARIABLE ANNUITY FUND B CONTRACT OWNERS. IT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.

FRANKLIN LIFE VARIABLE ANNUITY FUND B
NOTES TO FINANCIAL STATEMENTS

NOTE A-SIGNIFICANT ACCOUNTING POLICIES

Franklin Life Variable Annuity Fund B (the Fund) is a segregated investment account of The Franklin Life Insurance Company (The Franklin) and is registered as an open-end diversified management investment company under the Investment Company Act of 1940, as amended. The Fund no longer issues new contracts. Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS: Investments in common stocks listed on national stock exchanges are valued at closing sales prices. Unlisted common stocks are valued at the most recent bid prices, as supplied by broker-dealers. Short-term notes are valued at cost, which approximates fair value.

INVESTMENT TRANSACTIONS AND RELATED INVESTMENT INCOME: Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.

FEDERAL INCOME TAXES: Operations of the Fund form a part of, and are taxed with those of, The Franklin which is taxed as a "life insurance company" under the Internal Revenue Code. Under current law, no federal income taxes are payable with respect to the Fund.

NOTE B-INVESTMENTS

Exclusive of short-term investments, the cost of investments purchased and the proceeds from investments sold during 1998 aggregated $14,441 and $255,360, respectively.

NOTE C-EXPENSES

Amounts are paid to The Franklin for investment management services at the rate of .0012% of the current value of the Fund per day (.438% on an annual basis) and for mortality and expense risk assurances at the rate of .002745% of the current value of the Fund per day (1.002% on an annual basis).

NOTE D-SALES AND ADMINISTRATIVE CHARGES

Sales and administrative charges aggregating $654 and $1,091 were deducted from the proceeds of the sales of accumulation units and retained by Franklin Financial Services Corporation and The Franklin during 1998 and 1997, respectively. Franklin Financial Services Corporation is a wholly-owned subsidiary of The Franklin and principal underwriter for the Fund.

Beginning in October 1998, The Franklin began waiving all sales and administrative charges specified in each Contract in anticipation of the Funds' proposed reorganization (See Note H-Subsequent Event).

NOTE E-SUMMARY OF CHANGES IN ACCUMULATION UNITS

                        YEAR ENDED           YEAR ENDED
                     DECEMBER 31, 1998    DECEMBER 31, 1997
                    -------------------- -------------------
                    UNITS      AMOUNT     UNITS      AMOUNT
                    -----      ------     -----      ------
Balance at
  beginning of
  year              16,323   $1,805,178  18,648   $1,620,070

Purchases              115       14,091     157       15,336

Net investment
   Income                -           61       -       10,202

Net realized gain
  from investment
  transactions           -      144,577       -       84,638

Net unrealized
  appreciation
  of investments         -      397,045       -      331,548

Withdrawals
  and transfers     (2,599)    (324,246) (2,482)    (246,502)
Payment for
  contract
  guarantees             -            -       -      (10,114)

                    -------- ----------- -------- ------------
Balance at end of
  Year              13,839   $2,036,706  16,323   $1,805,178
                    -------- ----------- -------- ------------
                    -------- ----------- -------- ------------

NOTE F-REMUNERATION OF MANAGEMENT

No person receives any remuneration from the Fund because The Franklin pays the fees of members of the Board of Managers and officers and employees of the Fund pursuant to expense assurances. Certain members of the Board of Managers and officers of the Fund are also directors, officers or employees of The Franklin or Franklin Financial Services Corporation. Amounts paid by the Fund to The Franklin and to Franklin Financial Services Corporation are disclosed in this report.

NOTE G-NET UNREALIZED APPRECIATION OF INVESTMENTS

Net unrealized appreciation of investments was as follows:

                                                    DECEMBER 31,
                                                1998            1997
                                          -------------------------------
Gross unrealized appreciation               $1,265,909        $874,684


Gross unrealized depreciation                        -           5,820

                                          -------------------------------
   Net unrealized appreciation
   of investments                           $1,265,909        $868,864
                                          -------------------------------
                                          -------------------------------

NOTE H-SUBSEQUENT EVENT

The Fund's Board of Managers has approved resolutions whereby Contract Owners will be asked during 1999 to approve a reorganization under which the Fund, together with Franklin Life Variable Annuity Fund A and Franklin Life Money Market Variable Annuity Fund C, will be restructured into a unit investment trust investing exclusively in shares of specified mutual fund portfolios. Contract Owners will be provided with a proxy statement describing the reorganization in detail.

NOTE I-YEAR 2000 (UNAUDITED)

     INTERNAL SYSTEMS. The Franklin's ultimate parent, American General Corporation (AGC), has numerous technology systems that are managed on a decentralized basis. AGC's Year 2000 readiness efforts are therefore being undertaken by its key business units with centralized oversight. Each business unit, including The Franklin, has developed and is implementing a plan to minimize the risk of a significant negative impact on its operations.

     While the specifics of the plans vary, the plans include the following activities: (1) perform an inventory of The Franklin's information technology and non-information technology systems; (2) assess which items in the inventory may expose The Franklin to business interruptions due to Year 2000 issues; (3) reprogram or replace systems that are not Year 2000 ready; (4) test systems to prove that they will function into the next century as they do currently; and
(5) return the systems to operations. As of December 31, 1998, substantially all of The Franklin's critical systems are Year 2000 ready and have been returned to operations. However, activities (3) through (5) for certain systems are ongoing, with vendor upgrades expected to be received during the first half of 1999.

     THIRD PARTY RELATIONSHIPS. The Franklin has relationships with various third parties who must also be Year 2000 ready. These third parties provide (or receive) resources and services to (or from) The Franklin and include organizations with which The Franklin exchanges information. Third parties include vendors of hardware, software, and information services; providers of infrastructure services such as voice and data communications and utilities for office facilities; investors; customers; distribution channels; and joint venture partners. Third parties differ from internal systems in that The Franklin exercises less, or no, control over Year 2000 readiness. The Franklin has developed a plan to assess and attempt to mitigate the risks associated with the potential failure of third parties to achieve Year 2000 readiness. The plan includes the following activities: (1) identify and classify third party dependencies; (2) research, analyze, and document Year 2000 readiness for critical third parties; and (3) test critical hardware and software products and electronic interfaces. As of December 31, 1998, AGC has identified and assessed approximately 700 critical third party dependencies, including those relating to The Franklin. A more detailed evaluation will be completed during first quarter 1999 as part of The Franklin's contingency planning efforts. Due to the various stages of third parties' Year 2000 readiness, The Franklin's testing activities will extend through 1999.

     CONTINGENCY PLANS. The Franklin has commenced contingency planning to reduce the risk of Year 2000-related business failures. The contingency plans, which address both internal systems and third party relationships, include the following activities: (1) evaluate the consequences of failure of business processes with significant exposure to Year 2000 risk; (2) determine the probability of a Year 2000-related failure for those processes that have a high consequence of failure; (3) develop an action plan to complete contingency plans for those processes that rank high in consequence and probability of failure; and (4) complete the applicable action plans. The Franklin is currently developing contingency plans and expects to substantially complete all contingency planning activities by April 30, 1999.

     RISKS AND UNCERTAINTIES. Based on its plans to make internal systems ready for Year 2000, to deal with third party relationships, and to develop contingency actions, The Franklin believes that it will experience at most isolated and minor disruptions of business processes following the turn of the century. Such disruptions are not expected to have a material effect on The Franklin's future results of operations, liquidity, or financial condition. However, due to the magnitude and complexity of this project, risks and uncertainties exist and The Franklin is not able to predict a most reasonably likely worst case scenario. If conversion of The Franklin's internal systems is not completed on a timely basis (due to non-performance by significant third party-vendors, lack of qualified personnel to perform the Year 2000 work, or other unforeseen circumstances in completing The Franklin's plans), or if critical third parties fail to achieve Year 2000 readiness on a timely basis, the Year 2000 issues could have a material adverse impact on The Franklin's operations following the turn of the century.

COSTS. Through December 31, 1998, The Franklin has incurred, and anticipates that it will continue to incur, costs for internal staff, third party vendors, and other expenses to achieve Year 2000 readiness. These costs are not passed to the Fund. The cost of activities related to Year 2000 readiness has not had a material adverse effect on The Franklin's results of operations or financial condition. In addition, The Franklin has elected to accelerate the planned replacement of certain systems as part of the Year 2000 plans. Costs of the replacement systems are being capitalized and amortized over their useful lives, in accordance with The Franklin's normal accounting policies.

                      FRANKLIN LIFE VARIABLE ANNUITY FUND B
                            SUPPLEMENTARY INFORMATION
             PER-UNIT INCOME AND CHANGES IN ACCUMULATION UNIT VALUE
               (SELECTED DATA AND RATIOS FOR AN ACCUMULATION UNIT
                        OUTSTANDING THROUGHOUT EACH YEAR)


                                                                             YEAR ENDED DECEMBER 31
                                                             1998          1997         1996         1995         1994
                                                        --------------------------------------------------------------------
Investment income                                              $1.784       $2.025       $1.777       $2.043       $1.569
Expenses                                                        1.780        1.447        1.169         .935         .850
                                                        --------------------------------------------------------------------
Net investment income                                            .004         .578         .608        1.108         .719
Net realized and unrealized gain (loss) on investments         36.583       23.136       13.251       14.278        (.943)
                                                        --------------------------------------------------------------------
Net increase (decrease) in accumulation unit value             36.587       23.714       13.859       15.386        (.224)
Accumulation unit value:
  Beginning of year                                           110.589       86.875       73.016       57.630       57.854
                                                        --------------------------------------------------------------------
  End of year                                                $147.176     $110.589      $86.875      $73.016      $57.630
                                                        --------------------------------------------------------------------
                                                        --------------------------------------------------------------------

Ratio of expenses to average net assets                          1.44%        1.44%        1.44%        1.44%        1.44%
Ratio of net investment income to average net assets                -          .58%         .75%        1.71%        1.22%
Portfolio turnover rate                                           .87%         .67%        3.35%       22.26%       82.18%
Number of accumulation units outstanding at end of year        13,839       16,323       18,648       21,059       23,165
----------------------------------------------------------------------------------------------------------------------------


                  MATTERS SUBMITTED TO VOTE OF CONTRACT OWNERS

An annual meeting of Contract Owners of the Fund was held on April 20, 1998. At the meeting, the individuals named below were elected as Members of the Board of Managers of the Fund, and Ernst & Young LLP was ratified as the Fund's independent auditors for the ensuing fiscal year. The number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes, if applicable, as to each matter is set forth in the table below.

          Matter                                                                Votes:
--------------------------      ------------------------------------------------------------------------------------
                                                     For                        Against                   Abstain
                                                     ---                        -------                   -------
Election of
Robert G. Spencer as
Member, Board of Managers                            7,408                         366                         0


Election of
Dr. Robert C. Spencer as
Member, Board of Managers                            7,408                         366                         0


Election of
James W. Voth as
Member, Board of Managers                            7,408                         366                         0

Election of Clifford L. Greenwalt as
Member, Board of Managers                            7,408                         366                         0


Ratification of Selection
of Ernst & Young LLP as
independent auditors                                 7,154                           0                       620

                         REPORT OF INDEPENDENT AUDITORS



Board of Managers and Contract Owners
Franklin Life Variable Annuity Fund B

We have audited the accompanying statement of assets and liabilities of Franklin Life Variable Annuity Fund B, including the portfolio of investments, as of December 31, 1998, the related statement of operations for the year then ended and the statements of changes in contract owners' equity for each of the two years then ended, and the table of per-unit income and changes in accumulation unit value for each of the four years then ended. These financial statements and the table of per-unit income and changes in accumulation unit value are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the table of per-unit income and changes in accumulation unit value based on our audits. The table of per-unit income and changes in accumulation unit value for the year ended December 31, 1994 was audited by other auditors whose report dated February 1, 1995, expressed an unqualified opinion on that table.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the table of per-unit income and changes in accumulation unit value are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments held by the custodian as of December 31, 1998. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the 1998, 1997, 1996, and 1995 table of per-unit income and changes in accumulation unit value referred to above present fairly, in all material respects, the financial position of Franklin Life Variable Annuity Fund B at December 31, 1998, and the results of its operations for the year then ended, and the changes in its contract owners' equity for each of the two years then ended, and per-unit income and changes in accumulation unit value for each of the four years then ended in conformity with generally accepted accounting principles.







                                                      /s/ Ernst & Young LLP



Chicago, Illinois
January 29, 1999